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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each of the undersigned, hereby constitutes and appoints each of Carol
         A. Ammon, Jeffrey R. Black and Caroline B. Manogue to be his or her true and lawful attorneys-in-fact and agents, with full power of each to act alone, and to sign for the undersigned and in each of their respective names in any and all capacities stated below, this Annual Report on Form 10-K (and any amendments hereto) and to file the same, with exhibits hereto and thereto and other documents in connection herewith and therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

            SIGNATURE                                         TITLE                         DATE
            ---------                                         -----                         ----
/s/ CAROL A. AMMON                            Chairman, Chief Executive Officer and     March 12, 2004
Carol A. Ammon                                Director

/s/ BRIAN T. CLINGEN                          Director                                  March 12, 2004
Brian T. Clingen

/s/ MICHAEL B. GOLDBERG                       Director                                  March 12, 2004
Michael B. Goldberg

/s/ MICHAEL HYATT                             Director                                  March 12, 2004
Michael Hyatt

/s/ ROGER H. KIMMEL                           Director                                  March 12, 2004
Roger H. Kimmel

/s/ FRANK LOVERRO                             Director                                  March 12, 2004
Frank Loverro

/s/ CLIVE A. MEANWELL, M.D., PH.D.            Director                                  March 12, 2004
Clive A. Meanwell, M.D., Ph.D.

/s/ MICHAEL W. MITCHELL                       Director                                  March 12, 2004
Michael W. Mitchell

/s/ JOSEPH T. O'DONNELL, JR.                  Director                                  March 12, 2004
Joseph T. O'Donnell, Jr.

/s/ DAVID I. WAHRHAFTIG                       Director                                  March 12, 2004
David I. Wahrhaftig
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